UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 20, 2014
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 20, 2014, Hewlett-Packard Company (“HP”) issued a press release relating to its fiscal quarter ended January 31, 2014 entitled “HP Reports Fiscal 2014 First Quarter Results.” The text of this press release, with the related GAAP consolidated condensed statements of earnings, adjustments to certain GAAP financial information, GAAP consolidated condensed balance sheets, GAAP consolidated condensed statements of cash flows, certain segment and business unit information, and certain additional financial information, is furnished herewith as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), solely as a result of being included in Exhibit 99.1.

HP’s GAAP consolidated condensed statements of earnings for the fiscal quarter ended January 31, 2014, GAAP consolidated condensed balance sheet as of January 31, 2014, and certain segment information for the fiscal quarter ended January 31, 2014 also are filed herewith as Exhibit 99.2. The information in Exhibit 99.2 is filed for purposes of Section 18 of the Exchange Act and therefore may be incorporated by reference into filings under the Securities Act.

To supplement HP’s consolidated condensed financial statements presented on a GAAP basis, HP provides revenue on a constant currency basis, non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted net earnings per share, gross cash, free cash flow, net debt, net cash, operating company net debt and operating company net cash. HP also provides forecasts of non-GAAP diluted net earnings per share. A reconciliation of the adjustments to GAAP results for HP’s fiscal quarter ended January 31, 2014 and prior periods is included in the tables that are a part of Exhibit 99.1 or elsewhere in the materials related hereto. In addition, an explanation of the ways in which HP management uses these non-GAAP measures to evaluate its business, the substance behind HP management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which HP management compensates for those limitations, and the substantive reasons why HP management believes that these non-GAAP measures provide useful information to investors is included under “Use of non-GAAP financial information” in Exhibit 99.1. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for operating profit, operating margin, net earnings, diluted net earnings per share, cash and cash equivalents, cash flow from operations or total company debt prepared in accordance with GAAP.

Effective at the beginning of its first quarter of fiscal 2014, HP implemented certain organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes include:

	●	transferring the HP Exstream business from the Commercial Hardware business unit within the Printing segment to the Software segment;

	●	transferring the Personal Systems trade and warranty support business from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment;

	●	transferring the spare and replacement parts business supporting the Personal Systems and Printing segments from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment and the Commercial Hardware business unit within the Printing segment, respectively; and

	●	transferring certain cloud-related incubation activities previously reported in Corporate and unallocated costs and eliminations and in the Enterprise Group segment to the Corporate Investments segment.

In addition, HP transferred certain intrasegment eliminations from the Enterprise Services segment and the Enterprise Group segment to corporate intersegment revenue eliminations.

              HP has reflected these changes to its segment information in prior financial reporting periods on an as-if basis, which has resulted in the following changes to the previously reported financial results:

●	transfer of revenue among the Personal Systems, Printing, the Enterprise Group, Enterprise Services and Software segments; and

●	transfer of operating profit among the Personal Systems, Printing, the Enterprise Group, Software and Corporate Investments segments.

These changes had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

As a result of these changes, HP has released modified quarterly and full year segment financial results and statements of business unit revenue for fiscal 2013 and 2012, which are attached hereto as Exhibit 99.3. Exhibit 99.3 is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1
Text of HP’s press release relating to its fiscal quarter ended January 31, 2014 entitled “HP Reports Fiscal 2014 First Quarter Results,” with the related GAAP consolidated condensed statements of earnings, adjustments to certain GAAP financial information, GAAP consolidated condensed balance sheets, GAAP consolidated condensed statements of cash flows, segment financial results, statements of business unit revenue and certain additional financial information (furnished herewith).

Exhibit 99.2
HP’s GAAP consolidated condensed statements of earnings for the fiscal quarter ended January 31, 2014, HP’s GAAP consolidated condensed balance sheets and segment financial results for the fiscal quarter ended January 31, 2014 (filed herewith).

Exhibit 99.3	HP’s revised segment financial results and statements of business unit revenue for fiscal 2013 and 2012 (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: February 20, 2014	By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1
Text of HP’s press release relating to its fiscal quarter ended January 31, 2014 entitled “HP Reports Fiscal 2014 First Quarter Results,” with the related GAAP consolidated condensed statements of earnings, adjustments to certain GAAP financial information, GAAP consolidated condensed balance sheets, GAAP consolidated condensed statements of cash flows, segment financial results, statements of business unit revenue and certain additional financial information (furnished herewith).

Exhibit 99.2
HP’s GAAP consolidated condensed statements of earnings for the fiscal quarter ended January 31, 2014, HP’s GAAP consolidated condensed balance sheets and segment financial results for the fiscal quarter ended January 31, 2014 (filed herewith).

Exhibit 99.3	HP’s revised segment financial results and statements of business unit revenue for fiscal 2013 and 2012 (furnished herewith).